UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 2, 2003

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7134	11-1800515

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5456 McConnell Avenue, Los Angeles, California	90066

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(310) 827-2737

Not Applicable

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

99.1	Press Release of Mercury Air Group, Inc., dated December 2, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On December 2, 2003, Mercury Air Group, Inc. (the “Company”) issued a press release announcing, among other things, that its management is recommending to the Company’s audit committee that it engage its current independent public accountants to re-audit its financial statements for the previous two fiscal years ended June 30, 2002 and 2001. The press release also announced that the Company’s 2003 Annual Report on 10-K is expected to include a restated balance sheet and restated statements of operations and cash flows for the fiscal year ended June 30, 2002.

     Accordingly, the Company advises investors, until such time that the re-audit is complete and the Company files its Annual Report on Form 10-K for the period ended June 30, 2003 with the Securities and Exchange Commission, not to rely on the financial statements and the related Independent Auditors’ Report for fiscal years 2002 and 2001.

     The restatement of the prior years’ financial statements is expected to take the previously reported net income for fiscal 2002 from $5,033,000, or $1.53 and $1.50 per basic and diluted share, respectively, to $4,387,000, or $1.34 and $1.31 per basic and diluted share, respectively. Also as a result, the Company is also reducing its preliminary net losses, as reported on September 30, 2003, for the three-month period ended June 30, 2003 by $601,000 from $1,529,000 to $928,000 and for the twelve-month period ended June 30, 2003 by $386,000 from $3,455,000 to $3,069,000.

     The restatement is the result of the accounting associated with the following three transactions: 1) a proposed retroactive rent increase for one of the Company warehouse facilities located at the Los Angeles International Airport; 2) additional compensation expense associated with the Company’s 2002 Management Stock Purchase Plan; and 3) the reversal of the sale leaseback accounting for the sale of a building housing the Company’s corporate headquarters and the consolidation of the financial statements of CFK Realty Partners LLC with the financial statements of the Company starting in the third quarter of fiscal 2002.

     The press release is incorporated herein to this Form 8-K by reference and a copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY AIR GROUP, INC.

(Registrant)

Date	December 04, 2003	/S/ Robert Schlax

(Signature)*
Robert Schlax
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release of Mercury Air Group, Inc., dated December 2, 2003.